SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K



                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934





Date of report (Date of earliest event reported)        September 1, 1998
                                                --------------------------------


                          Telewest Communications plc
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             (Exact Name of Registrant as Specified in Its Charter)

                               England and Wales
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                 (State or Other Jurisdiction of Incorporation)

         0-26840                                           Not Applicable
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(Commission File Number)                      (IRS Employer Identification No.)



  Genesis Business Park, Albert Drive, Woking, Surrey GU21 5RW, United Kingdom
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(Address of Principal Executive Offices)                           (Zip Code)



                              011-44-1483-750-900
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.           ACQUISITION OR DISPOSITION OF ASSETS.

         On September 1, 1998, Telewest Communications plc ("Telewest") declared its recommended offer (the "Offer") for General Cable PLC ("General Cable") unconditional in all respects. The Offer was made for all of the General Cable shares and ADSs on the basis of 1.243 new Telewest ordinary shares and 65 pence in cash for each General Cable share (including General Cable shares represented by ADSs). Pursuant to the Offer, Telewest may issue up to 454,181,467 of its Ordinary Shares (including shares in the form of ADSs) to tendering holders of General Cable shares and ADSs ("General Cable Holders"). The consideration payable by Telewest in connection with the Offer also consists of (pound)240,996,157 in cash and the assumption of approximately (pound)275 million of General Cable net debt. General Cable Holders who had accepted the Offer, and not properly withdrawn their acceptances, by 9:00 a.m. (London time) on September 1, 1998, were entitled to be paid the Offer consideration promptly. As of such time, valid acceptances of the Offer had been received in respect of 342,314,568 General Cable shares (including General Cable shares represented by General Cable ADSs), representing approximately 93.56% of General Cable's issued share capital. General Cable Holders who accept the Offer after such time will be entitled to receive their Offer consideration promptly after the receipt of such acceptances.

         The cash consideration payable to General Cable Holders was raised through Telewest's pre-emptive issue (by way of open offer) of an aggregate of 260,665,436 new Telewest ordinary shares (including those in the form of ADSs) to Telewest's existing shareholders (the "Pre-emptive Issue"). The Pre-emptive Issue closed on August 28, 1998.

         On September 1, 1998, Telewest issued two press releases relating to the Offer, the first of which stated that (among other things) the new Telewest ordinary shares issuable in connection with the Offer and the Pre-emptive Issue were expected to be admitted to the Official List of the London Stock Exchange at 9:00 a.m. on September 1, 1998, and the later stated that (among other things) the Offer had become unconditional in all respects and announced the expiration of the Initial Offer Period. The text of each of these press releases is filed herewith as Exhibits 99.1 and 99.2, respectively, and is incorporated herein by reference. Telewest issued a third press release on September 1, 1998, relating to its Pre-emptive Issue, the text of which is filed herewith as
Exhibit 99.3 and is incorporated herein by reference.



ITEM 5.           OTHER EVENTS.

         On September 15, 1998, Telewest issued a press release relating to a conditional agreement entered into by MediaOne International Holdings, Inc. ("MediaOne"), an affiliate of MediaOne Group, Inc., and Southwestern Bell International Holdings (UK-1) Corporation ("SBC"), an affiliate of SBC Communications, Inc., whereby MediaOne agreed to acquire up to 180,000,000 Telewest shares from SBC. The text of this press release is filed herewith as
Exhibit 99.4, and is incorporated herein by reference.



ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.


         (a)      Financial statements of business acquired
                  -----------------------------------------

                  To be filed by amendment within the time period permitted by this Item, if required.

         (b)      Pro forma financial statements
                  ------------------------------

                  To be filed by amendment within the time period permitted by this Item, if required.

         (c)      Exhibits
                  --------

                    Exhibit 99.1 Text of Press Release issued by Telewest on September 1, 1998.

                    Exhibit 99.2 Text of Press Release issued by Telewest on September 1, 1998.

                    Exhibit 99.3 Text of Press Release issued by Telewest on September 1, 1998.

                    Exhibit 99.4 Text of Press Release issued by Telewest on September 15, 1998.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                     TELEWEST COMMUNICATIONS PLC



Date:    September 15, 1998                     By: /s/ Charles Burdick
                                                   ---------------------------
                                                Name:    Charles Burdick
                                                Title:   Group Finance Director

                                  EXHIBIT INDEX


Exhibit No.       Description                                           Page No.
-----------       -----------                                           --------

99.1              Text of Press Release issued by Telewest on
                  September 1, 1998.

99.2              Text of Press Release issued by Telewest on
                  September 1, 1998.

99.3              Text of Press Release issued by Telewest on
                  September 1, 1998.

99.4              Text of Press Release issued by Telewest on
                  September 15, 1998.